Risk and sensitivity analysis	12 Months Ended
Dec. 31, 2018
Risk and sensitivity analysis
Risk and sensitivity analysis

C7     Risk and sensitivity analysis

C7.1   Group overview

The Group’s risk framework and the management of the risk, including those attached to the Group’s financial statements including financial assets, financial liabilities and insurance liabilities, together with the inter-relationship with the management of capital have been included in the audited sections of ‘Group Risk Framework’.

The financial and insurance assets and liabilities on the Group’s balance sheet are, to varying degrees, subject to market and insurance risk and other changes of experience assumptions that may have a material effect on IFRS basis profit or loss and shareholders’ equity. The market and insurance risks, including how they affect Group’s operations and how these are managed are discussed in the ‘Group Risk Framework’.

The most significant items that the IFRS shareholders’ profit or loss and shareholders’ equity for the Group’s life assurance business are sensitive to, are shown in the following tables. The distinction between direct and indirect exposure is not intended to indicate the relative size of the sensitivity.

Type of business	Market and credit risk			Insurance and lapse risk
	Investments/derivatives	Liabilities/unallocated surplus	Other exposure
Asia insurance operations (see also section C7.2)
All business	Currency risk			Mortality and morbidity risk Persistency risk
With-profits business	Net neutral direct exposure (indirect exposure only)		Investment performance subject to smoothing through declared bonuses
Unit-linked business	Net neutral direct exposure (indirect exposure only)		Investment performance through asset management fees
Non-participating business	Asset/liability mismatch risk
	Credit risk	Interest rates for those operations where the basis of insurance liabilities is sensitive to current market movements
Interest rate and price risk

US insurance operations (see also section C7.3)

All business	Currency risk			Persistency risk
Variable annuity business	Net effect of market risk arising from incidence of guarantee features and variability of asset management fees offset by derivative hedging programme			Risk that utilisation of withdrawal benefits or lapse levels differ from those assumed in pricing
Fixed index annuity business	Derivative hedge programme to the extent not fully hedged against liability	Incidence of equity participation features
Fixed index annuities, Fixed annuities and GIC business

Credit risk Interest rate risk Profit and loss and shareholders’ equity are volatile for these risks as they affect the values of derivatives and embedded derivatives and impairment losses. In addition, shareholders’ equity is volatile for the incidence of these risks on unrealised appreciation of fixed income securities classified as available-for-sale under IAS 39

			Spread difference between earned rate and rate credited to policyholders	Lapse risk, but the effects of extreme events may be mitigated by the application of market value adjustments

UK and Europe insurance operations (see also section C7.4)

With-profits business	Net neutral direct exposure (indirect exposure only)		Investment performance subject to smoothing through declared bonuses	Persistency risk to future shareholder transfers
SAIF sub-fund	Net neutral direct exposure (indirect exposure only)		Asset management fees earned
Unit-linked business	Net neutral direct exposure (indirect exposure only)		Investment performance through asset management fees	Persistency risk
Asset/liability mismatch risk
Shareholder-backed annuity business	Credit risk for assets covering liabilities and shareholder capital			Mortality experience and assumptions for longevity
Interest rate risk for assets in excess of liabilities, ie assets representing shareholder capital

Detailed analyses of sensitivity of IFRS basis profit or loss and shareholders’ equity to key market and other risks by business unit are provided in notes C7.2, C7.3, C7.4 and C7.5. The sensitivity analyses provided show the effect on profit or loss and shareholders’ equity to changes in the relevant risk variables, all of which are reasonably possible at the relevant balance sheet date. In the equity risk sensitivity analysis shown below, the Group has considered the impact of an instantaneous 20 per cent fall in equity markets. If equity markets were to fall by more than 20 per cent, the Group believes that this would not be an instantaneous fall but rather would be expected to occur over a period of time during which the Group would be able to put mitigating management actions in place. In addition, the equity risk sensitivity analysis provided assumed that all equity indices fall by the same percentage.

Impact of diversification on risk exposure

The Group benefits from diversification benefits achieved through the geographical spread of the Group’s operations and, within those operations, through a broad mix of product types. Relevant correlation factors include:

Correlation across geographic regions:

–Financial risk factors; and

–Non-financial risk factors.

Correlation across risk factors:

–Longevity risk;

–Expenses;

–Persistency; and

–Other risks.

The sensitivities below do not reflect that assets and liabilities are actively managed and may vary at the time any actual market movement occurs. There are strategies in place to minimise the exposure to market fluctuations. For example, as market indices fluctuate, Prudential would take certain actions including selling investments, changing investment portfolio allocation and adjusting bonuses credited to policyholders. In addition, these analyses do not consider the effect of market changes on new business generated in the future.

Other limitations on the sensitivities include: the use of hypothetical market movements to demonstrate potential risk that only represent Prudential’s view of reasonably possible near-term market changes and that cannot be predicted with any certainty; the assumption that interest rates in all countries move identically; the assumption that all global currencies move in tandem with the US dollar against pound sterling; and the lack of consideration of the inter-relation of interest rates, equity markets and foreign currency exchange rates.

C7.2    Asia insurance operations

Exposure and sensitivity of IFRS basis profit and shareholders’ equity to market and other risks

The Asia operations sell with-profits and unit-linked policies, and the investment portfolio of the with-profits funds contains a proportion of equities. Non-participating business is largely backed by debt securities or deposits. The Group’s exposure to market risk arising from its Asia operations is therefore at modest levels. This reflects the fact that the Asia operations have a balanced portfolio of with-profits, unit-linked and other types of business.

In Asia, adverse persistency experience can impact the IFRS profitability of certain types of business written in the region. This risk is managed at a business unit level through regular monitoring of experience and the implementation of management actions as necessary. These actions could include product enhancements, increased management focus on premium collection, as well as other customer retention efforts. The potential financial impact of lapses is often mitigated through the specific features of the products, eg surrender charges, or through the availability of premium holiday or partial withdrawal policy features.

In summary, for Asia operations, the adjusted IFRS operating profit based on longer-term investment returns is mainly affected by the impact of market levels on unit-linked persistency, and other insurance risks. At the total IFRS profit level the Asia result is affected by short-term value movements on the asset portfolio for non-linked shareholder-backed business.

(i)     Sensitivity to risks other than foreign exchange risk

Interest rate risk

Excluding its with-profits and unit-linked businesses, the results of the Asia business are sensitive to the movements in interest rates.

For the purposes of analysing sensitivity to variations in interest rates, reference has been made to the movements in the 10-year government bond rates of the territories. At 31 December 2018, 10-year government bond rates vary from territory to territory and range from 0.9 per cent to 8.1 per cent (31 December 2017: 1.0 per cent to 7.5 per cent).

For the sensitivity analysis as shown in the table below, the reasonably possible interest rate movement used is 1 per cent for all local business units.

The estimated sensitivity to the decrease and increase in interest rates is as follows:

	2018 £m		2017 £m
	Decrease	Increase	Decrease	Increase
	of 1%	of 1%	of 1%	of 1%
Profit before tax attributable to shareholders	312	(338)	2	(443)
Related deferred tax (where applicable)	(15)	26	(7)	20
Net effect on profit and shareholders’ equity	297	(312)	(5)	(423)

The pre-tax impacts, if they arose, would mostly be recorded within the category short-term fluctuations in investments returns in the Group’s segmental analysis of profit before tax.

The degree of sensitivity of the results of the non-linked shareholder-backed business of the Asia operations to movements in interest rates depends upon the degree to which the liabilities under the ‘grandfathered’ IFRS 4 measurement basis reflects market interest rates from period-to-period. For example for countries applying US GAAP the results can be more sensitive as the effect of interest rate movements on the backing investments may not be offset by liability movements.

In addition, the degree of sensitivity of the results shown in the table above is dependent on the interest rate level at that point of time.

An additional factor to the direction of the sensitivity of the Asia operations as a whole is movement in the country mix.

Equity price risk

The non-linked shareholder-backed business has limited exposure to equity and property investment (31 December 2018: £2,151 million; 31 December 2017: £1,764 million). Generally, changes in equity and property investment values are not directly offset by movements in non-linked policyholder liabilities.

The estimated sensitivity to a 10 per cent and 20 per cent change in equity and property prices for shareholder-backed Asia other business (including those held by the Group’s joint venture and associate businesses), which would be reflected in the short-term fluctuation component of the Group’s segmental analysis of profit before tax, is as follows:

	2018 £m		2017 £m
	Decrease		Decrease
	of 20%	of 10%	of 20%	of 10%
Profit before tax attributable to shareholders	(557)	(279)	(478)	(239)
Related deferred tax (where applicable)	17	8	7	4
Net effect on profit and shareholders’ equity	(540)	(271)	(471)	(235)

A  10 or 20 per cent increase in equity and property values would have an approximately equal and opposite effect on profit and shareholders’ equity to the sensitivities shown above.

Insurance risk

Many of the business units in Asia are exposed to mortality/morbidity risk and provision is made within policyholder liabilities on a prudent regulatory basis to cover the potential exposure. If these prudent assumptions were strengthened by 5 per cent then it is estimated that post-tax profit and shareholders’ equity would be decreased by approximately £57 million (2017: £66 million). Mortality and morbidity have a broadly symmetrical effect on the portfolio and any weakening of these assumptions would have a similar equal and opposite impact.

(ii)    Sensitivity to foreign exchange risk

Consistent with the Group’s accounting policies, the profits of the Asia insurance operations are translated at average exchange rates and shareholders’ equity at the closing rate for the reporting period. For 2018, the rates for the most significant operations are given in note A1.

A  10 per cent increase (strengthening of the pound sterling) or decrease (weakening of the pound sterling) in these rates would have reduced or increased profit before tax attributable to shareholders, profit for the year and shareholders’ equity, excluding goodwill attributable to Asia insurance operations respectively as follows:

	A 10% increase in local		A 10% decrease in local
	currency to £ exchange rates		currency to £ exchange rates
	2018 £m	2017 £m	2018 £m	2017 £m
Profit before tax attributable to shareholders	(134)	(155)	164	189
Profit for the year	(113)	(135)	138	165
Shareholders’ equity, excluding goodwill, attributable to Asia operations	(543)	(492)	664	601

C7.3   US insurance operations

Exposure and sensitivity of IFRS basis profit and shareholders’ equity to market and other risks

Jackson’s reported adjusted IFRS operating profit based on longer-term investment returns is sensitive to market conditions, both with respect to income earned on spread-based products and indirectly with respect to income earned on variable annuity asset management fees. Jackson’s main exposures to market risk are to interest rate risk and equity risk.

Jackson is exposed primarily to the following risks:

Risks	Risk of loss
Equity risk

— Related to the incidence of benefits related to guarantees issued in connection with its variable annuity contracts; and

— Related to meeting contractual accumulation requirements in fixed index annuity contracts.

Interest rate risk	— Related to meeting guaranteed rates of accumulation on fixed annuity products following a sustained fall in interest rates;

— Related to increases in the present value of projected benefits related to guarantees issued in connection with its variable annuity contracts following a sustained fall in interest rates especially if in conjunction with a fall in equity markets;

— Related to the surrender value guarantee features attached to the Company’s fixed annuity products and to policyholder withdrawals following a sharp and sustained increase in interest rates; and
— The risk of mismatch between the expected duration of certain annuity liabilities and prepayment risk and extension risk inherent in mortgage-backed securities.

Jackson’s derivative programme is used to manage interest rate risk associated with a broad range of products and equity market risk attaching to its equity-based products. Movements in equity markets, equity volatility, interest rates and credit spreads materially affect the carrying value of derivatives that are used to manage the liabilities to policyholders and backing investment assets. Movements in the carrying value of derivatives combined with the use of US GAAP measurement (as ‘grandfathered’ under IFRS 4) for the insurance contracts assets and liabilities, which is largely insensitive to current period market movements, mean that the Jackson total profit (ie including short-term fluctuations in investment returns) is sensitive to market movements. In addition to these effects the Jackson shareholders’ equity is sensitive to the impact of interest rate and credit spread movements on the value of fixed income securities. Movements in unrealised appreciation on these securities are included as movement in shareholders’ equity (ie outside the income statement).

Jackson enters into financial derivative transactions, including those noted below, to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows or quantity of, or a degree of exposure, with respect to assets, liabilities or future cash flows, which Jackson has acquired or incurred.

Jackson uses free-standing derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, fixed index annuities, certain variable annuity guaranteed benefit features and reinsured Guaranteed Minimum Income Benefit variable annuity features are similar to derivatives. Jackson does not account for such items as either fair value or cash flow hedges as might be permitted if the specific hedge documentation requirements of IAS 39 were followed. Financial derivatives are carried at fair value, including derivatives embedded in certain host liabilities where these are required to be valued separately.

The principal types of derivatives used by Jackson and their purpose are as follows:

Derivative	Purpose
Interest rate swaps

These generally involve the exchange of fixed and floating payments over the period for which Jackson holds the instrument without an exchange of the underlying principal amount. These agreements are used to hedge Jackson’s exposure to movements in interest rates.

Swaption contracts

These contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-duration interest rate swap at future exercise dates. Jackson both purchases and writes swaptions in order to hedge against significant movements in interest rates.

Treasury futures contracts	These derivatives are used to hedge Jackson’s exposure to movements in interest rates.
Equity index futures contracts and equity index options

These derivatives (including various call and put options and options contingent on interest rates and currency exchange rates) are used to hedge Jackson’s obligations associated with its issuance of certain VA guarantees. Some of these annuities and guarantees contain embedded options that are fair valued for financial reporting purposes.

Cross-currency swaps

Cross-currency swaps, which embody spot and forward currency swaps and additionally, in some cases, interest rate swaps and equity index swaps, are entered into for the purpose of hedging Jackson’s foreign currency denominated funding agreements supporting trust instrument obligations.

Credit default swaps

These swaps represent agreements under which the buyer has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow Jackson to sell the protected bonds at par value to the counterparty if a default event occurs in exchange for periodic payments made by Jackson for the life of the agreement.

The estimated sensitivity of Jackson’s profit and shareholders’ equity to equity and interest rate risks provided below is net of the related changes in amortisation of DAC. The effect on the related changes in amortisation of DAC provided is based on the current ‘grandfathered’ US GAAP DAC basis but does not include any effect from an acceleration or deceleration of amortisation of DAC.

(i)Sensitivity to equity risk

Jackson had variable annuity contracts with guarantees, for which the net amount at risk (NAR) is defined as the amount of guaranteed benefit in excess of current account value, as follows:

							Period
					Net	Weighted	until
	Minimum			Account	amount	average	expected
	return			value	at risk	attained age	annuitisation
31 December 2018%				£m	£m	Years	Years
Return of net deposits plus a minimum return
GMDB	0	-	6%	98,653	4,437	66.5 years
GMWB - premium only			0%	1,924	62
GMWB*	0	-	5%†	197	20
GMAB - premium only			0%	26	—
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB				8,531	1,113	67.1 years
GMWB - highest anniversary only				2,220	314
GMWB*				535	89
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0	-	6%	5,454	1,217	69.5 years
GMIB‡	0	-	6%	1,256	648		0.1 years
GMWB*	0	-	8%†	91,788	16,835

							Period
					Net	Weighted	until
	Minimum			Account	amount	average	expected
	return			value	at risk	attained age	annuitisation
31 December 2017%				£m	£m	Years	Years
Return of net deposits plus a minimum return
GMDB	0	-	6%	100,451	1,665	66.0 years
GMWB - premium only			0%	2,133	20
GMWB*	0	-	5%†	235	13
GMAB - premium only			0%	38	—
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB				9,099	96	66.5 years
GMWB - highest anniversary only				2,447	51
GMWB*				667	47
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0	-	6%	5,694	426	69.0 years
GMIB‡	0	-	6%	1,484	436		0.4 years
GMWB*	0	-	8%†	93,227	4,393

*       Amounts shown for GMWB comprise sums for the ‘not for life’ portion (where the guaranteed withdrawal base less the account value equals to the net amount at risk (NAR)), and a ‘for life’ portion (where the NAR has been estimated as the present value of future expected benefit payment remaining after the amount of the ‘not for life’ guaranteed benefits is zero).

†      Ranges shown based on simple interest. The upper limits of 5 per cent or 8 per cent simple interest are approximately equal to 4.1 per cent and 6 per cent respectively, on a compound interest basis over a typical 10-year bonus period. For example 1 + 10 × 0.05 is similar to 1.04 growing at a compound rate of 4 per cent for a further nine years.

‡      The GMIB guarantees are substantially reinsured.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

Mutual fund type:	31 Dec 2018 £m	31 Dec 2017 £m
Equity	78,387	80,843
Bond	13,901	13,976
Balanced	19,903	19,852
Money market	824	681
Total	113,015	115,352

As noted above, Jackson is exposed to equity risk through the options embedded in the fixed index annuity liabilities and guarantees included in certain variable annuity benefits as illustrated above. This risk is managed using an equity hedging programme to minimise the risk of a significant economic impact as a result of increases or decreases in equity market levels. Jackson purchases futures and options that hedge the risks inherent in these products, while also considering the impact of rising and falling guaranteed benefit fees.

Due to the nature of valuation under IFRS of the free-standing derivatives and the variable annuity guarantee features, this hedge, while highly effective on an economic basis, would not automatically offset within the financial statements as the impact of equity market movements resets the free-standing derivatives immediately while the hedged liabilities reset more slowly and fees are recognised prospectively in the period in which they are earned.

In addition to the exposure explained above, Jackson is also exposed to equity risk from its holding of equity securities, partnerships in investment pools and other financial derivatives.

The estimated sensitivity of Jackson’s profit and shareholders’ equity to immediate increases and decreases in equity markets is shown below. The sensitivities are shown net of related changes in DAC amortisation, as described above.

	31 Dec 2018 £m				31 Dec 2017 £m
	Decrease		Increase		Decrease		Increase
	of 20%	of 10%	of 20%	of 10%	of 20%	of 10%	of 20%	of 10%
Pre-tax profit, net of related changes in amortisation of DAC	1,058	427	58	(125)	1,107	336	619	262
Related deferred tax effects	(222)	(90)	(12)	26	(233)	(71)	(130)	(55)
Net sensitivity of profit after tax and shareholders’ equity*	836	337	46	(99)	874	265	489	207

*      The table above has been prepared to exclude the impact of the instantaneous equity movements on the separate account fees. In addition, the sensitivity movements shown include those relating to the fixed index annuity and the reinsurance of GMIB guarantees.

The above table provides sensitivity movements at a point in time while the actual impact on financial results would vary contingent upon the volume of new product sales and lapses, changes to the derivative portfolio, correlation of market returns and various other factors including volatility, interest rates and elapsed time.

The directional movements in the sensitivities reflect the hedging programme in place at 31 December 2018 and 2017.

(ii)Sensitivity to interest rate risk

Except in the circumstances of interest rate scenarios where the guarantee rates included in contract terms are higher than crediting rates that can be supported from assets held to cover liabilities, the accounting measurement of fixed annuity liabilities of Jackson’s products is not generally sensitive to interest rate risk. This position derives from the nature of the products and the US GAAP basis of measurement. The GMWB features attached to variable annuity business (other than ‘for life’ components) are accounted for under US GAAP at fair-value and, therefore, will be sensitive to changes in interest rates.

Debt securities and related derivatives are marked to fair value. Value movements on derivatives, again net of related changes to amortisation of DAC and deferred tax, are recorded within the income statement. Fair value movements on debt securities, net of related changes to amortisation of DAC and deferred tax, are recorded within other comprehensive income. The estimated sensitivity of these items and policyholder liabilities to a 1 per cent and 2 per cent decrease and increase in interest rates is as follows:

	31 Dec 2018 £m				31 Dec 2017 £m
	Decrease		Increase		Decrease		Increase
	of 2%	of 1%	of 1%	of 2%	of 2%	of 1%	of 1%	of 2%
Profit and loss:
Pre-tax profit effect (net of related changes in amortisation of DAC)	(3,535)	(1,718)	1,201	2,210	(4,079)	(1,911)	1,373	2,533
Related effect on charge for deferred tax	742	361	(252)	(464)	857	401	(288)	(532)
Net profit effect	(2,793)	(1,357)	949	1,746	(3,222)	(1,510)	1,085	2,001

Other comprehensive income:
Direct effect on carrying value of debt securities (net of related changes in amortisation of DAC)	4,134	2,346	(2,346)	(4,134)	3,063	1,700	(1,700)	(3,063)
Related effect on movement in deferred tax	(868)	(493)	493	868	(643)	(357)	357	643
Net effect	3,266	1,853	(1,853)	(3,266)	2,420	1,343	(1,343)	(2,420)
Total net effect on shareholders’ equity	473	496	(904)	(1,520)	(802)	(167)	(258)	(419)

These sensitivities are shown for interest rates in isolation only and do not include other movements in credit risk that may affect credit spreads and valuations of debt securities. Similar to the sensitivity to equity risk, the sensitivity movements provided in the table above are at a point in time and reflect the hedging programme in place on the balance sheet date, while the actual impact on financial results would vary contingent upon a number of factors.

(iii)    Sensitivity to foreign exchange risk

Consistent with the Group’s accounting policies, the profits of the Group’s US operations are translated at average exchange rates and shareholders’ equity at the closing rate for the reporting period. For 2018, the average and closing rates were US$1.34 (31 December 2017: US$1.29) and US$1.27 (31 December 2017: US$1.35) to £1.00 sterling respectively. A 10 per cent increase (weakening of the dollar) or decrease (strengthening of the dollar) in these rates would reduce or increase profit before tax attributable to shareholders, profit for the year and shareholders’ equity attributable to US insurance operations respectively as follows:

	A 10% increase in US$:£		A 10% decrease in US$:£
	exchange rates		exchange rates
	2018 £m	2017 £m	2018 £m	2017 £m
Profit before tax attributable to shareholders	(159)	(54)	194	66
Profit for the year	(136)	(20)	166	24
Shareholders’ equity attributable to US insurance operations	(508)	(456)	620	557

(iv)   Other sensitivities

The total profit of Jackson is sensitive to market risk on the assets covering liabilities other than variable annuity business segregated in the separate accounts.

For term business, acquisition costs are deferred and amortised in line with expected premiums. For annuity and interest-sensitive life business, acquisition costs are deferred and amortised in line with expected gross profits on the relevant contracts. For interest-sensitive business, the key assumption is the expected long-term spread between the earned rate and the rate credited to policyholders. In addition, expected gross profits depend on mortality assumptions, assumed unit costs and terminations other than deaths (including the related charges) all of which are based on a combination of actual experience of Jackson, industry benchmarking and future expectations. A detailed analysis of actual experience is measured by internally developed expense, mortality and persistency studies.

For variable annuity business, an assumption made is the expected long-term level of separate account returns, which for 2018 was 7.4 per cent (2017: 7.4 per cent). The impact of using this return is reflected in two principal ways, namely:

–Through the projected expected gross profits that are used to determine the amortisation of deferred acquisition costs. This is applied through the use of a mean reversion technique which is described in more detail in note A3.1 above; and

–The required level of provision for claims for guaranteed minimum death, ‘for life’ withdrawal, and income benefits.

Jackson is sensitive to mortality risk, lapse risk and other types of policyholder behaviour, such as the utilisation of its GMWB product features. Jackson’s persistency assumptions reflect a combination of recent experience for each relevant line of business and expert judgement, especially where a lack of relevant and credible experience data exists. These assumptions vary by relevant factors, such as product, policy duration, attained age and for variable annuity lapse assumptions, the extent to which guaranteed benefits are 'in the money’ relative to policy account values. Changes in these assumptions, which are assessed on an annual basis after considering recent experience, could have a material impact on policyholder liabilities and therefore on profit before tax. See further information in note B1.2.

In addition, in the absence of hedging, equity and interest rate movements can both cause a loss directly or an increased future sensitivity to policyholder behaviour. Jackson has an extensive derivative programme that seeks to manage the exposure to such altered equity markets and interest rates.

C7.4   UK and Europe insurance operations

Exposure and sensitivity of IFRS basis profit and shareholders’ equity to market and other risks

The IFRS basis results of the shareholder-backed business for the UK and Europe insurance operations are most sensitive to the following factors:

– Asset/liability matching;

– Default rate experience;

– Annuitant mortality; and

– The difference between the rates of return on corporate bonds and risk-free rates.

Further details are described below.

The adjusted IFRS operating profit based on longer-term investment returns for UK and Europe insurance operations is sensitive to changes in longevity assumptions affecting the carrying value of liabilities to policyholders for UK shareholder-backed annuity business. At the total IFRS profit level, the result is particularly sensitive to temporary value movements on assets backing the capital of the shareholder-backed annuity business.

With-profits business

With-profits sub-fund business

The shareholder results of the UK with-profits business (including non-participating annuity business of the with-profits sub-fund) are only sensitive to market risk through the indirect effect of investment performance on declared policyholder bonuses.

The investment assets of UK with-profits funds are subject to market risk. Changes in their carrying value, net of related changes to asset-share liabilities of with-profits contracts, affect the level of unallocated surplus of the fund. Therefore, the level of unallocated surplus is particularly sensitive to the level of investment returns on the portion of the assets that represents surplus. However, as unallocated surplus is accounted for as a liability under IFRS, movements in its value do not affect shareholders’ profit and equity.

The shareholder results of the UK with-profits fund are currently one-ninth of the cost of bonuses declared to with-profits policyholders. For certain unitised with-profits products, such as the PruFund range of funds, the bonuses represent the policyholders’ net return based on the smoothed unit price of the selected investment fund. Investment performance is a key driver of bonuses declared, and hence the shareholder results. Due to the ‘smoothed’ basis of bonus declaration, the sensitivity to short-term investment performance is relatively low. However, longer-term investment performance and persistency trends may affect future shareholder transfers.

Shareholder-backed annuity business

Profits from shareholder-backed annuity business are most sensitive to:

–The extent to which the duration of the assets held closely matches the expected duration of the liabilities under the contracts;

–Actual versus expected default rates on assets held;

–The difference between the rates of return on corporate bonds and risk-free rates;

–The variance between actual and expected mortality experience;

–The extent to which changes to the assumed rate of improvements in mortality give rise to changes in the measurement of liabilities; and

–Changes in renewal expense levels.

In addition, the level of profit is affected by change in the level of reinsurance cover.

A decrease in assumed mortality rates of 1 per cent would decrease pre-tax profit by approximately £37 million (2017: £66 million). A decrease in credit default assumptions of five basis points would increase pre-tax profit by £99 million (2017: £198 million). A decrease in renewal expenses (excluding asset management expenses) of 5 per cent would increase pre-tax profit by £21 million (2017: £40 million). The effect on profit would be approximately symmetrical for changes in assumptions that are directionally opposite to those explained above. The net effect on profit after tax and shareholders’ equity from all the changes in assumptions as described above would be an increase of approximately £69 million (2017: £143 million). See C4.1(d)(iii) for further details on mortality assumptions.

Unit-linked and other business

Unit-linked and other business represents a comparatively small proportion of the in-force business of the UK and Europe insurance operations.

Due to the matching of policyholder liabilities to attaching asset value movements, the UK unit-linked business is not directly affected by market or credit risk. The liabilities of other business are also broadly insensitive to market risk. Profits from unit-linked and similar contracts primarily arise from the excess of charges to policyholders for management of assets, over expenses incurred. The former is most sensitive to the net accretion of funds under management as a function of new business, persistency and timing of death. The accounting impact of the latter is dependent upon the amortisation of acquisition costs in line with the emergence of margins (for insurance contracts) and amortisation in line with service provision (for the investment management component of investment contracts). By virtue of the design features of most of the contracts that provide low levels of mortality cover, the profits are relatively insensitive to changes in mortality experience.

Sensitivity to interest rate risk and other market risk

By virtue of the fund structure, product features and basis of accounting, the policyholder liabilities of the UK and Europe insurance operations are, except annuity business, not generally exposed to interest rate risk. At 31 December 2018, annuity liabilities accounted for 95 per cent (31 December 2017: 98 per cent) of UK non-linked shareholder-backed business liabilities. For annuity business, liabilities are exposed to interest rate risk. However, the net exposure is substantially ameliorated by virtue of the close matching of assets with appropriate duration. The level of matching from period to period can vary depending on management actions and economic factors so it is possible for a degree of mis-matching profits or losses to arise.

The close matching by the Group of assets of appropriate duration to annuity liabilities is based on maintaining economic and regulatory capital. Liabilities are measured differently under Solvency II reporting requirements than under IFRS resulting in an alteration to the assets used to measure the IFRS annuity liabilities. As a result, IFRS has a different sensitivity to interest rate and credit risk than under Solvency II.

The estimated sensitivity of the UK non-linked shareholder-backed business (principally annuities business) to a movement in interest rates is as follows:

	31 Dec 2018 £m				31 Dec 2017 £m
	A	A	An	An	A	A	An	An
	decrease	decrease	increase	increase	decrease	decrease	increase	increase
	of 2%	of 1%	of 1%	of 2%	of 2%	of 1%	of 1%	of 2%
Carrying value of debt securities and derivatives	7,369	3,317	(2,792)	(5,193)	13,497	5,805	(4,659)	(8,541)
Policyholder liabilities	(4,784)	(2,162)	1,801	3,317	(9,426)	(4,210)	3,443	6,295
Related deferred tax effects	(446)	(199)	171	323	(658)	(254)	190	348
Net sensitivity of profit after tax and shareholders’ equity	2,139	956	(820)	(1,553)	3,413	1,341	(1,026)	(1,898)

In addition, the shareholder-backed portfolio of UK non-linked insurance operations (covering policyholder liabilities and shareholders’ equity) includes equity securities and investment properties. Excluding any offsetting effects on the measurement of policyholder liabilities, a fall in their value would have given rise to the following effects on pre-tax profit, profit after tax and shareholders’ equity.

	2018 £m		2017 £m
	A decrease	A decrease	A decrease	A decrease
	of 20%	of 10%	of 20%	of 10%
Pre-tax profit	(336)	(168)	(332)	(166)
Related deferred tax effects	57	29	57	28
Net sensitivity of profit after tax and shareholders’ equity	(279)	(139)	(275)	(138)

A  10 or 20 per cent increase in their value would have an approximately equal and opposite effect on profit and shareholders’ equity to the sensitivities shown above. The market risk sensitivities shown above reflect the impact of temporary market movements and, therefore, the primary effect of such movements would, in the Group’s segmental analysis of profits, be included within the short-term fluctuations in investment returns.

C7.5   Asset management and other operations

(i)     Asset management

(a)    Sensitivities to foreign exchange risk

Consistent with the Group’s accounting policies, the profits of Eastspring Investments and US asset management operations are translated at average exchange rates and shareholders’ equity at the closing rate for the reporting period. The rates for the functional currencies of most significant operations are shown in note A1.

A  10 per cent increase in the relevant exchange rates (strengthening of the pound sterling) would have reduced reported profit before tax attributable to shareholders, and shareholders’ equity excluding goodwill attributable to Eastspring Investments and US asset management operations, by £10 million and £43 million respectively (2017: £30 million and £53 million, respectively).

(b)    Sensitivities to other financial risks for asset management operations

The profits of asset management businesses are sensitive to the level of assets under management, as this significantly affects the value of management fees earned by the business in the current and future periods. The Group’s asset management operations do not hold significant investments in property or equities.

(ii)    Other operations

The Group holds certain derivatives that are used to manage foreign currency movements and macroeconomic exposures. The fair value of these derivatives is sensitive to the combined effect of movements in exchange rates, interest rates and inflation rates. The possible permutations cover a wide range of scenarios. For indicative purposes, a reasonably possible range of fair value movements based on historical experience could be plus or minus £150 million.

Other operations are sensitive to credit risk on the loan portfolio of the Prudential Capital operation. Total debt securities held at 31 December 2018 by Prudential Capital were £1,884 million (2017: £2,238 million). Debt securities held by Prudential Capital are in general variable rate bonds and so market value is limited in sensitivity to interest rate movements and consequently any change in interest rates would not have a material impact on profit or shareholders’ equity.